Exhibit 13.01

Certification of Chief Executive Officer pursuant to
Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

I, Sean Boyd, Vice Chairman and Chief Executive Officer of Agnico-Eagle Mines Limited (“Agnico-Eagle”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The Annual Report on Form 20-F of Agnico-Eagle for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Agnico-Eagle.

By:	/s/ SEAN BOYD
Sean Boyd
Vice Chairman and Chief Executive Officer

Toronto, Canada
March 23, 2007

A signed original of this written statement required by Section 906 has been provided to Agnico-Eagle and will be retained by Agnico-Eagle and furnished to the Securities and Exchange Commission or its staff upon request.